                                                                    Exhibit 99.1

                 [LETTERHEAD OF TRUMP HOTELS & CASINO RESORTS]

                                  NEWS RELEASE

FOR:              Trump Hotels & Casino Resorts, Inc.
CONTACT:          John P. Burke, Corporate Treasurer
                  (212) 891-1500
FOR RELEASE:      July 23, 2002 - 8 A.M.

                   TRUMP HOTELS & CASINO RESORTS, INC. REPORTS
                   RECORD SECOND QUARTER AND SIX MONTH RESULTS
             EBITDA INCREASED $40.3 MILLION (35%) THROUGH SIX MONTHS

         NEW YORK, NY - Trump Hotels & Casino Resorts, Inc. ("THCR" or the "Company") (NYSE:DJT) today reported record earnings and EBITDA -- the best second quarter in its history following its previously announced record fourth quarter 2001, and first quarter 2002.

         THCR's EBITDA (defined as earnings before interest, taxes, depreciation, amortization, CRDA, debt renegotiation expenses, corporate expenses, and non-operating (income) expense) for the quarter ended June 30, 2002 increased to $81.4 million, $17.0 million higher than the $64.4 million reported for the quarter ended June 30, 2001, or a 26.3% increase. Consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended June 30, 2002 increased to $313.4 million from $301.4 million reported for the quarter ended June 30, 2001. For the six months ended June 30, 2002, EBITDA increased to $155.5 million, $40.3 million higher than the $115.2 million reported for the six months ended June 30, 2001, or a 35.0% increase. Consolidated net revenues for the six months ended June 30, 2002 increased to $614.6 million from $582.8 million reported for the six months ended June 30, 2001.

The net income for the 2002 second quarter was $0.2 million, or $.01 per share, compared to a $7.8 million loss, or $.35 per share, in the second quarter of 2001. Consolidated net loss for the six-month period ended June 30, 2002 was $4.3 million ($.20 per share), compared to a $24.6 million loss ($1.12 per share) for the six-month period ended June 30, 2001.

         Donald J. Trump, Chairman, President and Chief Executive Officer said, "We have now posted three consecutive record quarters. Our trailing twelve months' EBITDA exceeds $310 million. All of our properties have improved their operating margins. This bodes well for our ongoing refinancing efforts, which, if successful, should reduce our interest costs. Mark Brown and his team continue to focus on improving operating results by increasing net revenues while controlling costs."

         Trump Taj Mahal Associates reported net revenues of $130.8 million and an increase in EBITDA to $36.5 million for the quarter ended June 30, 2002, compared to net revenues of $130.4 million and EBITDA of $34.4 million for the quarter ended June 30, 2001. For the six-month period ended June 30, 2002, net revenues increased to $258.1 million and EBITDA increased to $70.3 million, compared to $247.1 million and $57.2 million respectively, for the six months ended June 30, 2001. Mark A. Brown, President and Chief Operating Officer commented, "The Taj Mahal's operating results reflect the quality of our facility and management's attention to the quality of our customers gaming experience. Having so many entertainment and dining options, the Taj remains the `must see' attraction in Atlantic City. By continually updating the slot product and by giving our slot players the same recognition as our table players, the property has been able to achieve slot volume and win records. With targeted marketing programs run with tight cost controls, the property has increased its EBITDA margin to 27.9% for the quarter ended June 2002, and to 27.2% for the six months ended 2002, from 26.4% for the quarter ended June 30, 2001, and 23.1% for the six months ended June 30, 2001."

         Trump Plaza Associates reported an increase in net revenues to $82.2 million and an increase in EBITDA to $19.5 million for the quarter ended June 30, 2002, compared to net revenues of $78.3 million and EBITDA of $12.6 million for the quarter ended June 30, 2001. For the six-month period ended June 30, 2002, Trump Plaza reported an increase in net revenues to $160.5 million and an increase in EBITDA to $37.0 million, compared to net revenues of $154.5 million and EBITDA of $24.6 million for the six-month period ended June 30, 2001. Mr. Brown noted, "Trump Plaza continues its growth. The gaming floor is under constant revision, bringing the latest more popular games to our patrons. With our continued emphasis on customer service and innovative marketing programs, our customer base continues to grow and our operating results reflect this success, which has resulted in improved margins. The EBITDA margin increased to 23.7% for the quarter ended June 30, 2002, from 16.0% for the quarter ended June 30, 2001. For the six months ended June 30, 2002, the margin increased to 23.1% from 15.9% for the six months ended June 30, 2001."

         Trump Marina reported an increase in net revenues to $69.1 million and an increase in EBITDA to $17.2 million for the quarter ended June 30, 2002, compared to net revenue of $61.8 million and EBITDA of $11.0 million for the quarter ended June 30, 2001. For the six-month period ended June 30, 2002, Trump Marina reported an increase in net revenues to $132.9 million and an increase in EBITDA to $31.9 million, compared to net revenues of $120.1 million and EBITDA of $20.1 million for the six-month period ended June 30, 2001. "There is more interest in the marina district than ever before", commented Mr. Brown. "The improved access from the Atlantic City Expressway and the elimination of the prior year construction obstacles, coupled with the popularity of the `Wild Side' youth oriented entertainment, have helped us achieve these record results. Having the only marina in the marina district complementing our attractive entertainment and dining venues, combined with our well received marketing programs, has allowed the property to operate at its current record breaking rate." Mr. Brown added, "A higher table hold percentage of 18.5% and 18.6% for the quarter and six months ended June 30, 2002, respectively, versus 15.2% and 15.8% for the quarter and six months ended June 30, 2001, contributed to our favorable results. And again, as with our other properties, Trump Marina's EBITDA margins have improved to 24.9% and 24.0% for the quarter ended and six months ended June 30, 2002, respectively, compared to 17.7% and 16.7% for the quarter ended and six months ended June 30, 2001, respectively."

         Trump Indiana reported net revenues of $30.2 million and an increase in EBITDA to $7.2 million for the second quarter ended June 30, 2002, compared to net revenues of $30.9 million and EBITDA of $6.5 million for the quarter ended June 30, 2001. For the six-month period ended June 30, 2002, Trump Indiana reported an increase in net revenues to $62.0 million and an increase in EBITDA to $15.3 million, compared to net revenues of $61.1 million and EBITDA of $13.4 million for the six-month period ended June 30, 2001. EBITDA margins improved to 23.9% and 24.6% for the quarter and six months ended June 30, 2002, respectively, from 21.2% and 21.9% for the quarter and six months ended June 30, 2001, respectively. Mr. Brown remarked, "As encouraging as the Trump Indiana results are to date, further improvements should be forthcoming. In May, we expanded the gaming area on the boat to the fourth floor, and in June, opened the 2,000 car garage. We have opted for dockside gaming, which should be implemented shortly. Dockside gaming eliminates the requirement to cruise and will provide our patrons with continual access to the vessel, as well as adding an additional hour to our gaming day. This should drive an increase in gaming revenue, which should offset higher tax rates enacted in connection with the legislation that enables dockside gaming."

         As previously reported, THCR Management Services, LLC, an indirect, wholly-owned subsidiary of the Company ("THCR Management"), received approval from the National Indian Gaming Commission of its five-year management agreement with the Twenty-Nine Palms Band of Luiseno Mission Indians of California during the quarter. Under the management agreement, THCR Management manages the day-to-day operations of the Tribe's recently renovated and expanded casino renamed Trump 29 Casino, which opened on April 2, 2002. An additional expansion adding dining entertainment and more gaming space is scheduled for completion in September of this year. During the quarter and the six months ended June 30, 2002, THCR Management earned $1.1 million in management fees (included in other revenues) and incurred $0.1 million associated general administrative costs and $0.4 million in pre-opening costs (included in corporate expenses) pursuant to the management agreement.

         Trump Atlantic City Associates' combined net revenues of Trump Plaza and Trump Taj Mahal for the quarter ended June 30, 2002 increased to $213.0 million, compared to $208.7 million for the quarter ended June 30, 2001. EBITDA for the quarter ended June 30, 2002 increased to $56.0 million, compared to EBITDA of $46.9 million for the same period in 2001. For the six-month period ended June 30, 2002, Trump Atlantic City Associates reported an increase in net revenues to $418.5 million and an increase in EBITDA to $107.3 million, compared to net revenues of $401.6 million and EBITDA of $81.8 million for the six-month period ended June 30, 2001.

         THCR, through its wholly-owned subsidiaries, owns and operates Trump Plaza Hotel and Casino, Trump Taj Mahal Casino Resort and Trump Marina Hotel Casino in Atlantic City, New Jersey, as well as Trump Indiana, a hotel and riverboat casino at Buffington Harbor, Indiana on Lake Michigan. Also, THCR, through a wholly-owned subsidiary, manages Trump 29 Casino located in the Palm Springs, California area. It is the exclusive vehicle through which Donald J. Trump will engage in new gaming activities in both emerging and established gaming jurisdictions in both the United States and abroad.

         THCR is a public company which is approximately 46.4% beneficially owned by Donald J. Trump. The Company is separate and distinct from all of Mr. Trump's other holdings.

    PSLRA Safe Harbor for Forward-Looking Statements and Additional Available
                                   Information

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

         All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

         Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

                                      # # #

                       TRUMP HOTELS & CASINO RESORTS, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                        (In thousands, except share data)

                                                        3 MONTHS                       6 MONTHS
                                               30-Jun-02      30-Jun-01        30-Jun-02        30-Jun-01
                                             ---------------------------     -----------------------------
REVENUES
CASINO                                       $   318,948    $   309,168      $   630,386      $   602,146
ROOMS                                             20,931         20,871           39,766           38,937
FOOD & BEVERAGE                                   32,198         32,404           62,532           63,388
OTHER                                             10,843          9,399           19,559           16,991
PROMOTIONAL ALLOWANCES (a)                       (69,523)       (70,489)        (137,671)        (138,615)
                                             ---------------------------     -----------------------------

NET REVENUES                                 $   313,397    $   301,353      $   614,572      $   582,847
                                             ---------------------------     -----------------------------

COSTS & EXPENSES
GAMING (a)                                   $   150,495    $   155,198      $   299,043      $   307,451
ROOMS                                              8,426          8,017           16,088           15,359
FOOD & BEVERAGE                                   12,044         11,289           22,684           21,165
GENERAL & ADMIN                                   61,057         62,428          121,271          123,668
                                             ---------------------------     -----------------------------

TOTAL EXPENSES                               $   232,022    $   236,932      $   459,086      $   467,643
                                             ---------------------------     -----------------------------

EBITDA                                       $    81,375    $    64,421      $   155,486      $   115,204
                                             ---------------------------     -----------------------------

CRDA/INDIANA STATE & MUNIC OBLIG.            $     1,410    $     1,127      $     2,774      $     3,587
DEPRECIATION & AMORTIZATION                       20,997         19,445           41,017           39,118
INTEREST INCOME                                     (612)        (1,017)          (1,093)          (2,099)
INTEREST EXPENSE                                  55,239         54,934          110,454          109,287
CORPORATE EXPENSES & DJT INCENTIVE FEE             3,047          2,465            6,062            4,542
DEBT RENEGOTIATION COSTS                             949              -            3,064                -
OTHER NON-OPER (INCOME)EXPENSE, NET                  (39)          (296)              54             (426)
                                             ---------------------------     -----------------------------

TOTAL NON-OPERATING EXPENSE,  NET            $    80,991    $    76,658      $   162,332      $   154,009
                                             ---------------------------     -----------------------------

INCOME (LOSS) BEFORE MINORITY INTEREST       $       384       ($12,237)         ($6,846)        ($38,805)

MINORITY INTEREST                                   (140)         4,475            2,504           14,191
                                             ---------------------------     -----------------------------

NET INCOME (LOSS)                            $       244        ($7,762)         ($4,342)        ($24,614)
                                             ===========================     =============================

WEIGHTED AVERAGE # SHARES -BASIC              22,010,027     22,010,027       22,010,027       22,010,027
                                             ===========================     =============================
WEIGHTED AVERAGE # SHARES -DILUTED            22,061,762     22,010,027       22,010,027       22,010,027
                                             ===========================     =============================

BASIC & DILUTED EARNINGS (LOSS) PER SHARE    $      0.01         ($0.35)          ($0.20)          ($1.12)
                                             ===========================     =============================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allownces per the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB). Reclassifications have been made in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".

                         TRUMP ATLANTIC CITY ASSOCIATES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)

                                                        3 MONTHS                       6 MONTHS
                                               30-Jun-02      30-Jun-01        30-Jun-02        30-Jun-01
                                             ---------------------------      ----------------------------
REVENUES
CASINO                                         $ 216,836      $ 213,191        $ 428,262         $412,971
ROOMS                                             15,447         15,250           29,162           28,247
FOOD & BEVERAGE                                   23,321         23,812           45,733           46,922
OTHER                                              6,564          6,191           13,400           11,797
PROMOTIONAL ALLOWANCES (a)                       (49,168)       (49,776)         (98,040)         (98,314)
                                             ---------------------------      ----------------------------

NET REVENUES                                   $ 213,000      $ 208,668        $ 418,517         $401,623
                                             ---------------------------      ----------------------------
COSTS & EXPENSES
GAMING (a)                                     $ 101,676      $ 106,680        $ 202,603         $211,944
ROOMS                                              6,876          6,552           13,057           12,630
FOOD & BEVERAGE                                    8,111          7,608           15,593           14,518
GENERAL & ADMIN                                   40,379         40,897           79,981           80,781
                                             ---------------------------      ----------------------------

TOTAL EXPENSES                                 $ 157,042      $ 161,737        $ 311,234         $319,873
                                             ---------------------------      ----------------------------

EBITDA                                         $  55,958      $  46,931        $ 107,283         $ 81,750
                                             ---------------------------      ----------------------------

CRDA                                           $   1,128      $     854        $   2,246         $  2,095
DEPRECIATION & AMORTIZATION                       13,678         12,544           26,803           25,169
INTEREST INCOME                                     (310)          (685)            (558)          (1,386)
INTEREST EXPENSE                                  38,232         38,585           76,451           76,765
OTHER NON-OPERATING (INCOME) EXPENSE                 206           (241)             400             (225)
DEBT RENEGOTIATION COSTS                               -              -            1,570                -
                                             ---------------------------      ----------------------------

TOTAL NON-OPERATING EXPENSE,  NET              $  52,934      $  51,057        $ 106,912         $102,418
                                             ---------------------------      ----------------------------

NET INCOME (LOSS)                              $   3,024        ($4,126)       $     371         ($20,668)
                                             ===========================      ============================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allownces per the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB). Reclassifications have been made in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".

                           TRUMP TAJ MAHAL ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)

                                         3 MONTHS                       6 MONTHS
                                30-Jun-02      30-Jun-01        30-Jun-02        30-Jun-01
                              ---------------------------      ----------------------------
REVENUES
CASINO                          $ 132,453      $ 132,466        $ 262,378        $ 251,901

# of Slots                          4,847          4,597            4,852            4,631
Win per Slot/Day                $     208      $     202        $     201        $     195
Slot Win                        $  91,887      $  84,328        $ 176,933        $ 163,421

# of Tables                           139            143              139              143
Win per Table/Day               $   2,780      $   3,278        $   2,962        $   2,995
Table Win                       $  35,161      $  42,657        $  74,517        $  77,507
Table Drop                      $ 217,835      $ 245,342        $ 443,547        $ 485,173
Hold %                               16.1%          17.4%            16.8%            16.0%

Poker, Keno, Race Win           $   5,405      $   5,481        $  10,928        $  10,973

ROOMS                           $   8,946      $   8,879        $  16,863        $  16,404
# of Rooms Sold                   108,431        109,452          214,589          213,279
Avg Room Rates                  $   82.50      $   81.12        $   78.58        $   76.91
Occupancy %                          95.3%          96.2%            94.8%            94.3%

FOOD & BEVERAGE                 $  14,064      $  13,727        $  27,484        $  26,882
OTHER                               4,567          4,397            9,571            7,976
PROMOTIONAL ALLOWANCES (a)        (29,257)       (29,079)         (58,230)         (56,052)
                              ---------------------------      ----------------------------

NET REVENUES                    $ 130,773      $ 130,390        $ 258,066        $ 247,111
                              ---------------------------      ----------------------------
COSTS & EXPENSES
GAMING (a)                      $  59,325      $  62,650        $ 119,873        $ 124,224
ROOMS                               4,276          4,138            8,005            7,961
FOOD & BEVERAGE                     5,240          5,102            9,976            9,743
GENERAL & ADMIN                    25,439         24,123           49,933           48,023
                              ---------------------------      ----------------------------

TOTAL EXPENSES                  $  94,280      $  96,013        $ 187,787        $ 189,951
                              ---------------------------      ----------------------------

EBITDA (1)                      $  36,493      $  34,377        $  70,279        $  57,160
                              ===========================      ============================

(1)EBITDA reflects earnings before depreciation, interest, taxes and CRDA write-down.
Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allownces per the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB). Reclassifications have been made in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".

                             TRUMP PLAZA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)

                                         3 MONTHS                       6 MONTHS
                                30-Jun-02      30-Jun-01        30-Jun-02        30-Jun-01
                              ---------------------------      ----------------------------
REVENUES
CASINO                          $  84,383      $  80,725        $ 165,884        $ 161,070

# of Slots                          2,908          2,839            2,877            2,842
Win per Slot/Day                $     227      $     227        $     223        $     219
Slot Win                        $  60,050      $  58,552        $ 115,891        $ 112,702

# of Tables                            88             99               88               96
Win per Table/Day               $   3,039      $   2,461        $   3,139        $   2,684
Table Win                       $  24,333      $  22,173        $  49,993        $  48,368
Table Drop                      $ 146,944      $ 147,347        $ 290,010        $ 282,231
Hold %                               16.6%          15.7%            17.2%            17.1%

ROOMS                           $   6,501      $   6,371        $  12,299        $  11,843
# of Rooms Sold                    77,327         77,575          151,836          149,113
Room Rates                      $   84.07      $   82.13        $   81.00        $   79.42
Occupancy %                          94.0%          94.3%            92.8%            91.1%

FOOD & BEVERAGE                 $   9,257      $  10,085        $  18,249        $  20,040
OTHER                               1,997          1,794            3,829            3,821
PROMOTIONAL ALLOWANCES (a)        (19,911)       (20,697)         (39,810)         (42,262)
                              ---------------------------      ----------------------------

NET REVENUES                    $  82,227      $  78,278        $ 160,451        $ 154,512
                              ---------------------------      ----------------------------
COSTS & EXPENSES
GAMING (a)                      $  42,351      $  44,030        $  82,730        $  87,720
ROOMS                               2,600          2,414            5,052            4,669
FOOD & BEVERAGE                     2,871          2,506            5,617            4,775
GENERAL & ADMIN                    14,940         16,774           30,048           32,758
                              ---------------------------      ----------------------------

TOTAL EXPENSES                  $  62,762      $  65,724        $ 123,447        $ 129,922
                              ---------------------------      ----------------------------

EBITDA (1)                      $  19,465      $  12,554        $  37,004        $  24,590
                              ===========================      ============================


(1) EBITDA reflects earnings before depreciation, interest, taxes, CRDA writedown and other non-operating expense.
Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) Prior period amounts have been reclassed from gaming expense to promotional allownces per the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB). Reclassifications have been made in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".

                            TRUMP'S CASTLE ASSOCIATES
                               d/b/a TRUMP MARINA
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)

                                              3 MONTHS                              6 MONTHS
                                     30-Jun-02        30-Jun-01            30-Jun-02        30-Jun-01
                                     --------------------------            --------------------------
REVENUES
CASINO                               $  70,262       $  64,437            $ 137,552        $ 126,530

# of Slots                               2,528           2,524                2,526            2,527
Win per Slot/Day                     $     230       $     218            $     228        $     212
Slot Win                             $  52,840       $  50,109            $ 104,073        $  97,110

# of Tables                                 79              79                   79               78
Win per Table/Day                    $   2,395       $   1,966            $   2,318        $   2,061
Table Win                            $  17,215       $  14,137            $  33,140        $  29,102
Table Drop                           $  92,961       $  93,028            $ 178,377        $ 184,664
Hold %                                    18.5%           15.2%                18.6%            15.8%

Poker, Keno, Race Win                $     207       $     191            $     339        $     318

ROOMS                                $   4,691       $   4,559            $   8,890        $   8,522
# of Rooms Sold                         60,137          57,823              114,891          108,735
Avg Room Rates                       $   78.01       $   78.84            $   77.38        $   78.37
Occupancy %                               90.8%           87.3%                87.2%            82.5%

FOOD & BEVERAGE                      $   8,116       $   7,760            $  15,191        $  14,817
OTHER                                    2,717           2,826                4,227            4,436
PROMOTIONAL ALLOWANCES (a)             (16,690)        (17,791)             (32,962)         (34,166)
                                     -------------------------            --------------------------

NET REVENUES                         $  69,096       $  61,791            $ 132,898        $ 120,139
                                     -------------------------            --------------------------

COSTS & EXPENSES
GAMING (a)                           $  32,537       $  31,561            $  63,504        $  62,684
ROOMS                                    1,180             913                2,250            1,603
FOOD & BEVERAGE                          2,758           2,608                4,766            4,500
GENERAL & ADMIN                         15,398          15,757               30,434           31,296
                                     -------------------------            --------------------------

TOTAL EXPENSES                       $  51,873       $  50,839            $ 100,954        $ 100,083
                                     -------------------------            --------------------------

EBITDA (1)                           $  17,223       $  10,952            $  31,944        $  20,056
                                     =========================            ==========================


(1) EBITDA reflects earnings before depreciation, interest, taxes, CRDA writedown, debt renegotiation costs and DJT Incentive Fee.

Note: Certain prior year reclassifications have been made to conform to current year presentation. (a) Prior period amounts have been reclassed from gaming expense to promotional allownces per the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB). Reclassifications have been made in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)

                                         3 MONTHS                             6 MONTHS
                                30-Jun-02        30-Jun-01           30-Jun-02        30-Jun-01
                                --------------------------           --------------------------
REVENUES
CASINO                           $ 31,850         $ 31,540            $ 64,572         $ 62,645

# of Slots                          1,558            1,281               1,509            1,273
Win per Slot/Day                 $    186         $    216            $    193         $    216
Slot Win                         $ 26,311         $ 25,235            $ 52,724         $ 49,792

# of Tables                            47               52                  48               52
Win per Table/Day                $  1,295         $  1,334            $  1,356         $  1,366
Table Win                        $  5,539         $  6,305            $ 11,849         $ 12,853
Table Drop                       $ 32,546         $ 37,386            $ 67,208         $ 75,149
Hold %                               17.0%            16.9%               17.6%            17.1%

ROOMS                            $    793         $  1,062            $  1,714         $  2,168
# of Rooms Sold                    12,727           17,900              27,654           34,713
Avg Room Rates                   $  62.00         $  59.00            $  62.00         $  62.00
Occupancy %                          46.6%            65.6%               50.9%            63.9%

FOOD & BEVERAGE                  $    761         $    832            $  1,608         $  1,649
OTHER                                 448              382                 818              758
PROMOTIONAL ALLOWANCES (a)         (3,665)          (2,922)             (6,669)          (6,135)
                                 -------------------------            -------------------------
NET REVENUES                     $ 30,187         $ 30,894            $ 62,043         $ 61,085
                                 -------------------------            -------------------------

COSTS & EXPENSES
GAMING (a)                       $ 16,282         $ 16,957            $ 32,936         $ 32,823
ROOMS                                 370              552                 781            1,126
FOOD & BEVERAGE                     1,175            1,073               2,325            2,147
GENERAL & ADMIN                     5,158            5,774              10,734           11,591
                                 -------------------------            -------------------------
TOTAL EXPENSES                   $ 22,985         $ 24,356            $ 46,776         $ 47,687
                                 -------------------------            -------------------------

EBITDA (1)                       $  7,202         $  6,538            $ 15,267         $ 13,398
                                 =========================            =========================

(1) EBITDA reflects earnings before depreciation, interest, taxes, Indiana regulatory costs, management fees, debt renegotiation costs and non-operating expenses.

Note: Certain prior year reclassifications have been made to conform to current year presentation. (a) Prior period amounts have been reclassed from gaming expense to promotional allownces per the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB). Reclassifications have been made in accordance with EITF 00-22 "Accounting for 'Points' and Certain Other Time-Based or Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" and EITF 01-09 "Accounting for Consideration given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)".

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)

                                                          3 MONTHS                               6 MONTHS
CRDA /INDIANA OBLIGATIONS                       30-Jun-02          30-Jun-01           30-Jun-02          30-Jun-02
                                                ----------------------------           ----------------------------
TAJ                                              $    723           $    560            $  1,440           $  1,167
PLAZA                                                 405                294                 806                928
MARINA                                                282                273                 528                824
INDIANA STATE & MUNICIPAL OBLIG                         -                  -                   -                668
                                                 ---------------------------            ---------------------------
TOTAL CRDA/INDIANA OBLIG                         $  1,410           $  1,127            $  2,774           $  3,587
                                                 ===========================            ===========================

DEPRECIATION & AMORTIZATION
TAJ                                              $  9,496           $  8,347            $ 18,302           $ 16,872
PLAZA                                               4,182              4,197               8,501              8,297
THCR HOLDINGS                                           6                 70                  11                128
MARINA                                              5,298              4,176              10,199              8,475
INDIANA (INCL JOINT VENTURE LOSS)                   2,015              2,655               4,004              5,346
                                                 ---------------------------            ---------------------------
TOTAL DEPRECIATION/AMORT                         $ 20,997           $ 19,445            $ 41,017           $ 39,118
                                                 ===========================            ===========================

INTEREST EXPENSE
TAJ                                              $ 24,095           $ 23,265            $ 47,412           $ 46,527
PLAZA                                              13,115             12,226              24,946             24,041
TRUMP ATLANTIC CITY                                 1,022              3,094               4,093              6,197
THCR HOLDINGS                                       4,602              4,602               9,249              9,205
MARINA                                             11,389             10,946              22,696             21,809
INDIANA                                               607                801               1,231              1,508
THCR MANAGEMENT                                       409                  -                 827                  -
                                                 ---------------------------            ---------------------------
TOTAL INTEREST EXPENSE                           $ 55,239           $ 54,934            $110,454           $109,287
                                                 ===========================            ===========================

LOAN COST AMORT/BOND DISC INCL IN INT EXP
TAJ                                              $    678           $    693               1,314              1,406
PLAZA                                                 414                347                 732                703
TRUMP ATLANTIC CITY                                    84                282                 343                572
THCR HOLDINGS                                         192                193                 384                384
MARINA                                              1,776              1,529               3,487              3,005
INDIANA                                               125                119                 242                157
THCR MANAGEMENT                                       162                  -                 330                  -
                                                 ---------------------------            ---------------------------
TOTAL LOAN COST AMORT/BOND DISC                  $  3,431           $  3,163            $  6,832           $  6,227
                                                 ===========================            ===========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.